UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PREMIER POWER RENEWABLE ENERGY, INC.
(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4961 Windplay Drive, Suite 100
El Dorado Hills, California 95762

September 14, 2011

Dear Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Premier Power Renewable Energy, Inc. to be held at our principal executive office located at 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762 on October 27, 2011 at 2 p.m. (local time).

At the meeting, stockholders will be asked to vote on the election of five directors and the ratification of the appointment of Macias Gini & O’Connell, LLP as our independent registered public accounting firm for the 2011 fiscal year.  The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important.  I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of Premier Power.

Sincerely,

/s/ Dean R. Marks
Dean R. Marks
Chairman of the Board and Chief Executive Officer

ii

4961 Windplay Drive, Suite 100
El Dorado Hills, California 95762

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

September 14, 2011

TO THE STOCKHOLDERS OF PREMIER POWER RENEWABLE ENERGY, INC.:

The annual meeting of the stockholders of Premier Power Renewable Energy, Inc., a Delaware corporation, (the “Company”), will be held on October 27, 2011, at 2 p.m. (local time), at our principal executive offices located at 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762 for the following purposes:

1.	To elect five directors to serve until the 2012 annual meeting of stockholders;

2.	To ratify the appointment of Macias Gini & O’Connell, LLP as our registered independent public accountants for the fiscal year ending December 31, 2011; and

3.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on September 12, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Your proxy card or broker may also provide instructions on voting electronically. Returning the enclosed proxy card (or voting electronically) will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors

Dean R. Marks
Chairman of the Board and Chief Executive Officer

El Dorado Hills, California

iii

4961 Windplay Drive, Suite 100
El Dorado Hills, California 95762

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 27, 2011

September 14, 2011

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Premier Power Renewable Energy, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders to be held on October 27, 2011, at 2 p.m. (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at our principal executive offices located at 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762.  We intend to mail this proxy statement and accompanying proxy card on or about September 26, 2011 to all stockholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on September 12, 2011 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on three items:

1.	The election of five directors (see page 4).
2.	The ratification of Macias Gini & O’Connell, LLP as our independent registered public accounting firm for the 2011 fiscal year (see page 5).

How do I vote?

Stockholders of Record

If you are a stockholder of record, there are three ways to vote:

1.	By completing and returning your proxy card in the postage-paid envelope provided by the Company;
2.	By following the instructions for electronic voting using the Internet or telephone, which are printed on your proxy card; or
3.	By voting in person at the meeting.

Street Name Holders

Shares that are held in a brokerage account in the name of the broker are said to be held in “street name.”  If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.  Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated to serve as directors.
2.	FOR the ratification of the appointment of Macias Gini & O’Connell, LLP as our independent registered public accounting firm for the 2011 fiscal year.

Unless you give contrary instructions on your proxy card, Dean R. Marks, as proxy, will vote your shares in accordance with the recommendations of the Board.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the stockholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Dean R. Marks to vote on such matters in his discretion.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting.  If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

For holders of common stock, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all stockholders?

The Company had 29,299,209 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least one-third of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 9,766,403 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

The five nominees for directors who receive the most votes will be elected.  The required vote to approve the ratification of the appointment of Macias Gini & O’Connell, LLP as our independent registered public accounting firm for the 2011 fiscal year is the affirmative vote of a majority of the votes cast, excluding abstentions.  An abstention with respect to this proposal will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.  If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a stockholder of record, sending written notice of revocation to the Company at the address on the cover of this proxy statement, Attn: Corporate Secretary. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

Who can attend the annual meeting?

Any person who was a stockholder of the Company on September 12, 2011 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not, however, be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for director named in this proxy statement; and
•	FOR ratification of the appointment of Macias Gini & O’Connell, LLP as our independent registered public accounting firm for the 2010 fiscal year.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under our bylaws, the number of directors of the Company is fixed by the Board of Directors and may be increased or decreased by resolution of the Board. Currently, the Board has fixed the number of directors at 5 persons. Five directors are to be elected to our Board at the annual meeting. The Company’s “independent directors” (as defined by NASDAQ’s Marketplace Rule 5605(a)(2)) unanimously recommends that Dean R. Marks, Miguel de Anquin, Robert Medearis, Tommy Ross, and Hernan Martinez serve as directors. All of the nominees, except Mr. Martinez, currently serve on our Board.

Nominees for Director

The experience and background of each of the director nominees, as summarized below, were significant factors in their being nominated as directors of the Company.

Dean R. Marks - Chairman of the Board, President, and Chief Executive Officer.   Mr. Marks has served as our Chief Executive Officer and as the Chairman of the Board since September 9, 2008.  He was our President from September 9, 2008 to February 7, 2011.  In 1981, he joined Servamatic Solar Systems, a solar sales organization, and eventually served as part of its management.  During his time at Servamatic, which ended in 1984, Mr. Marks was key to its national growth, helping to attain over 2,000 employees in over 26 markets across the U.S.  From 1983 to 2001, he pioneered multiple applications of solar energy for Trident Energy Systems, Simply Solar, and Bright Future, including thermal, radiant floor and space heating, and PV systems for the residential, commercial, and industrial markets.  He has also served as the President and CEO of Bright Future and Premier Power California since 2001.  Mr. Marks has served on the California Solar Energy Industry Association (CALSEIA) board and has been an active participant in the solar industry for over 25 years.  He has co-authored several preeminent papers promoting renewable energy. Mr. Marks holds a Bachelor of Science degree from Auburn University, with special emphasis in Environmental Science.

 Miguel de Anquin - Director, Chief Operating Officer, and Corporate Secretary.   Mr. Anquin has served as our President since February 7, 2011 and as our Corporate Secretary and sits on our Board since September 9, 2008.  He served as our Chief Operating Officer from September 9, 2008 to February 7, 2011.  He has also been the Executive Vice President and President of World Wide Sales at Premier Power California since 2001.  His career includes positions such as Director of Marketing for Nordic Information System and Next Information System.  He was a Technology Advisor for GE and IBM, and he developed the data security auditing system for Bank of America.  Mr. de Anquin holds a Masters in Business Administration from the University of California at Davis and a Bachelor of Science degree in Computer Science from the Universidad de Belgrano in Buenos Aires, Argentina.

Robert Medearis – Director.   Mr. Medearis was elected to the board of directors on December 8, 2008.  He is currently retired as a management consultant and professor, and has been for the past 5 years, but he sits on the board of several private companies, including Geographic Expeditions, and Visual Network Design Inc., and the non-profit organization Freedom From Hunger.  Mr. Medearis graduated from Stanford University with a degree in civil engineering and holds a Masters of Business Administration from the Harvard Graduate School of Business Administration.

 Tommy Ross – Director.  Mr. Ross was elected to the board of directors on March 18, 2009.  He is currently the President and Chief Executive Officer of Pinnacle Strategic Group, a business and political consulting firm.  He is also the founder and managing partner of Hormones, LLC, an entertainment company, since 2005, and the founder and managing partner of Gospel Jam, LLC, another entertainment company, since 2008.  He was employed at Southern California Edison for 22 years and was elected by the Board of Directors to the position of Vice President of Public Affairs in 2007.  Mr. Ross’ experience in the political arena also include holding positions to which he was appointed by California Governor Arnold Schwarzenegger, former California Governor Pete Wilson, and former California Governor Jerry Brown.  He is the former Chairman and founding member of the California African American Political Action Committee, a Lincoln Fellow at The Claremont Institute, and the founder, Chairman and President of The Research and Policy Institute of California.  Mr. Ross graduated from Claremont Men’s College with a degree in political science.

Hernan Martinez – Director Nominee.  Mr. Martinez is Managing Partner at MANAN Partners, an investment and development management advisory firm.  He has held this position since 2009.  From 2004 through 2008, he was President of Development at Great Wolf Resorts (NASDAQ: WOLF).  Mr. Martinez holds a diploma in Architecture from the University of Buenos Aires (Argentina), a post-graduate diploma in Urban Development Planning from University College, London (U.K.), and an MBA from Stanford University Graduate School of Business (U.S.A.).  He is a former Consulting Associate Professor at Stanford University’s School of Engineering, and has lectured on development and entrepreneurship at top U.S. and international schools.  Mr. Martinez is currently an advisor to our Board on a consulting basis, but the advisory relationship will terminate if he is elected to the Board at the annual meeting.

The Board recommends a vote “FOR” each nominee.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Board’s Audit Committee recommends Macias Gini & O’Connell, LLP (“MGO”) as our independent registered public accountants for the fiscal year ending December 31, 2011. MGO was our independent registered public accountants for the fiscal years ended December 31, 2008, 2009, and 2010. The Board requests that stockholders ratify its selection of MGO as the independent auditor for the fiscal year ending December 31, 2011. If the stockholders do not ratify the selection of MGO, the Board of Directors will select another firm of accountants.

Representatives of MGO are not expected to be present at the 2011 annual meeting.

The Board recommends a vote “FOR” the ratification of the appointment of Macias Gini & O’Connell, LLP as the Company’s independent registered public accounting firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

MGO served as our independent registered public accounting firm for our fiscal year ended December 31, 2010 and December 31, 2009.  The following table shows the fees that were billed for audit and other services provided by MGO:

	Fiscal Year Ended December 31,
	2010	2009
Audit Fees (1)	$185,000	$200,266
Audit-Related Fees (2)	75,566	156,456
Tax Fees (3)	―	―
All Other Fees (4)	―	―
Total	$260,566	$356,722

(1)
Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years.  This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)
Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."  The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)
Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees – This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures of the Audit Committee

Our Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses.  During the fiscal year ended December 31, 2010, the Audit Committee approved 100% of all audit and non-audit expenses.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Our Board of Directors currently consists of five members. Our bylaws provide that our directors will hold office until the annual meeting of stockholders or until their successors have been elected and qualified.  Our Board of Directors is responsible for the business and affairs of the Company and considers various matters that require its approval.  During the fiscal year ended December 31, 2010, the Board met and/or took action by unanimous written consent 7 times.

There are two committees of the Board of Directors — the Audit Committee and the Compensation Committee. The Board created these committees and adopted charters for both committees on December 19, 2008. Copies of these charters are attached to our 2009 proxy statement provided to stockholders. Committee assignments are re-evaluated annually. The Board has determined that, in its judgment as of the date of this Proxy Statement, Kevin Murray (who is not up for election at the annual meeting), Mr. Medearis, and Mr. Ross are independent directors within the meaning of NASDAQ Marketplace Rule 5605(a)(2). Accordingly, all of the members of the Audit Committee and Compensation Committee are independent directors.  Hernan Martinez will be considered an independent director if elected to the Board at the annual meeting.

Board Leadership Structure

Our Chief Executive Officer, Dean R. Marks, also serves as Chairman of the Board.  As a co-founder of the Company, we believe that Mr. Marks is best situated to serve as Chairman as he is the director most familiar with our business and industry.  Notwithstanding the foregoing, the Board does not have a formal policy regarding separation of the Chairman and Chief Executive Officer roles, and the Board may in the future decide to implement such a policy if it deems it in the best interests of the Company and our stockholders.

The Board does not have a lead independent director, but the chairs of both our Audit and Compensation Committees are two different independent directors. Following the annual meeting, the Board, or the Compensation Committee, will elect a chair to replace Mr. Murray.

Attendance of Directors at Stockholder Meetings

All of our director nominees are expected to attend the 2011 annual stockholder meeting.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee assists Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in our annual proxy statement. The current members of the Audit Committee are Robert Medearis, Kevin Murray, and Tommy Ross, and Mr. Medearis serves as the Chairman. During the fiscal year ended December 31, 2010, the Audit Committee met and/or took action by unanimous written consent 5 times. The Board has determined that Mr. Medearis is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Compensation Committee

The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of our executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company. The current members of the Compensation Committee are Kevin Murray, Robert Medearis, and Tommy Ross, and Mr. Murray serves as the Chairman. During the fiscal year ended December 31, 2010, the Compensation Committee met and/or took action by unanimous written consent 4 times.

The Compensation Committee:

•
on an annual basis, without the participation of the Chief Executive Officer, (i) reviews and approves the corporate goals and objectives with respect to compensation for the Chief Executive Officer, (ii) evaluates the Chief Executive Officer's performance in light of the established goals and objectives, and (iii) sets the Chief Executive Officer's annual compensation, including salary, bonus, incentive, and equity compensation.

•
on an annual basis, reviews and approves (i) the evaluation process and compensation structure for the Company’s other senior executives, (ii) the Chief Executive Officer’s evaluation of the performance and his recommendations concerning the annual compensation, including salary, bonus, incentive, and equity compensation, of other company executive officers, (iii) the recruitment, retention, and severance programs for the Company’s senior executives, and (iv) the compensation structure for the Board of Directors.

•	as appropriate, makes recommendations to the Board with respect to executive incentive-compensation plans and equity-based plans.
•	assists the Board in developing and evaluating potential candidates for senior officer positions, including the Chief Executive Officer, and oversee the development of executive succession plans.
•	reviews an annual report on executive compensation, if required, for inclusion in the Company’s proxy statement.

The Compensation Committee has the authority to obtain advice and seek assistance from internal and external legal, accounting, and other advisors such as consultants and shall determine the extent of funding necessary for the payment of compensation to such persons.

Director Nominations Process

We do not have a standing nominating committee as the Board adopted a director nominations process (“Nominations Process”), under which the selection and recommendation of director nominees are made by a majority of our independent directors (“Majority Independent Directors), which consists of Kevin Murray, Robert Medearis, and Tommy Ross.  The Board adopted the Nominations Process on February 13, 2009, a copy of which is attached to our 2009 proxy statement delivered to stockholders.  The Nominations Process sets forth the following process for identifying and evaluating nominees for director:

•	The Majority Independent Directors first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.
○
The Majority Independent Directors evaluate the qualifications and performance of the incumbent directors who desire to continue their service. In particular, as to each such incumbent director, the Majority Independent Directors (i) consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Board; (ii) review the assessments of the performance of the director during the preceding term; and (iii) consider any special facts and circumstances that may lead the Board to believe a director should not be re-nominated.

○
If the Majority Independent Directors determine that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Majority Independent Directors’ view the incumbent should not be re-nominated, the Majority Independent Directors, absent special circumstances, proposes the incumbent director for re-election.

•
The Majority Independent Directors identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death, or disability of an incumbent director or a decision of the directors to expand the size of the Board.

○
The Majority Independent Directors solicit recommendations for nominees from persons that they believe are likely to be familiar with qualified candidates. These persons may include members of the Board and management of the Company. The Majority Independent Directors may also determine to engage a professional search firm to assist in identifying qualified candidates.

○
As to each recommended candidate that the Majority Independent Directors believe merit consideration, they (i) cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate; (ii) determine if the candidate satisfies the minimum qualifications required of candidates for election as director; (iii) consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and (iv) considers the extent to which the membership of the candidate on the Board will promote diversity among the directors.

○	The Majority Independent Directors may, in their discretion, solicit the views of other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors.
○
In making their selection, the Majority Independent Directors may consider director candidates recommended by stockholders. In addition to the criteria for evaluation of other candidates to the Board (as listed above), they may consider the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. They may also consider the extent to which the recommending stockholder intends to continue holding its interest in the Company, including, in the case of nominees recommended for election at an annual meeting of stockholders, whether the recommending stockholder intends to continue holding its interest at least through the time of such annual meeting.

Any stockholder filing a written notice of nomination for director must describe various matters regarding the nominee and the stockholder, including such information as name, address, occupation, and shares held.  For further details on submitting stockholder proposals for director candidates, see “Stockholder Proposals” below.

Stockholder Communications with Non-Management Members of the Board

The Board of Directors has not adopted a formal process for stockholders to send communications to the independent members of the Board. Stockholders may, however, communicate with the non-management members of the Board by sending correspondence addressed to a non-management member at the address of our principal executive office.

Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Audit Committee has responsibility for the oversight of risk management.  In its risk oversight role, the Audit Committee reviews and discusses with management our processes and policies with respect to risk assessment and risk management. In addition, our risk oversight process involves the Board receiving information from management on a variety of matters, including operations and finance.  The Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board of Directors meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board of Directors work together to provide strong, independent oversight of the Company’s management and affairs through our standing committees and, when necessary, special meetings of independent directors.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter approved by the Board. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. The Audit Committee has, with regards to the following oversight responsibilities with respect to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010:

•	reviewed and discussed the audited financial statements with management;
•
discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board;

•
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board, and discussed with the independent accountant the independent accountant’s independence; and

•	based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Respectfully submitted,

The Audit Committee of the Board of Directors

Robert Medearis, Chairman of the Audit Committee

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and the director nominees, their respective offices and positions, and their respective dates of election or appointment:

Date of Election or
Name	Position Held	Appointment
Dean R. Marks	Chairman of the Board and Chief Executive Officer	September 9, 2008
Miguel de Anquin	President, Corporate Secretary, and Director	February 7, 2011 (President), September 9, 2008 (Secretary and Director)
Frank J. Sansone	Chief Financial Officer	November 5, 2009
Stephen Clevett	Chief Operating Officer	February 7, 2011
Robert Medearis	Director	December 8, 2008
Tommy Ross	Director	March 18, 2009
Hernan Martinez	Director Nominee	N/A

Business Experience

The business experience of our directors, including all executive officers serving as directors, is provided above. The experience of our executive officers who are not also directors is described below.

Frank J. Sansone - Chief Financial Officer.   Mr. Sansone was appointed Chief Financial Officer of the Company on November 5, 2009.  He has over 16 years of finance experience.  Prior to his appointment as the registrant’s Chief Financial Officer, Mr. Sansone was the Chief Financial Officer and a member of the Board of Directors of LiveOffice LLC, a provider of software-as-a service email archiving and Hosted Exchange 2007 solutions, from 2008 to 2009.  From 2002 to 2008, he was the Chief Financial Officer of Guidance Software, Inc., a Nasdaq-listed company with operations in digital investigative solutions.  Mr. Sansone graduated from the University of La Verne with a bachelor’s degree in accounting.  He is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.  Mr. Sansone is currently a member of the Board of Directors of Ditech Networks, Inc., a Nasdaq-listed company.

Stephen Clevett - Chief Operating Officer.  Mr. Clevett was appointed Chief Operating Officer on February 7, 2011.  He joined the Company in 2008, and prior to his appointment as our COO, he served as our Executive Vice President managing our utility-scale project development, project finance, and investor relations activities.  Prior to joining the Company, Mr. Clevett served as President and Chief Executive Officer of the Optimira Energy Group, an energy services company (ESCO), which he acquired from Duke Energy in 2006.  Prior to acquiring Optimira, Mr. Clevett was Senior Vice President and General Manager of Noresco's Energy Infrastructure group.  Prior to that, he held various positions within the Bechtel Enterprises group of companies, including Director of Corporate Development at U.S. Generating Company and President of EnergyWorks North America.  Mr. Clevett holds an MBA in Finance from Rutgers Graduate School of Management and a Bachelor of Engineering from the Stevens Institute of Technology.

Section 16(a) Beneficial Ownership Reporting Compliance

We are not subject to reporting obligations under Section 16(a) of the Exchange Act as we are registered under Section 15(d) of the Exchange Act rather than Section 12(b) or Section 12(g).

Director Independence

Our board of directors has determined that it currently has 3 members who qualify as "independent" as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and NASDAQ’s Marketplace Rule 5605(a)(2).  The independent directors are Kevin Murray, Robert Medearis, and Tommy Ross.  All of the members of our Audit Committee and Compensation Committee qualify as independent.  Hernan Martinez will be considered an independent director if elected to the Board at the annual meeting.

Code of Ethics

We have adopted a code of ethics that applies to all directors, officers, and employees, including our Chief Executive Officer and Chief Financial Officer. We will provide to any person, without charge and upon request, a copy of the code of ethics. Any such request must be made in writing to the address of our principal executive office, Attn: Corporate Secretary.

Diversity

While the Company does not have a policy regarding diversity of its board members, diversity is one of a number of factors that is typically taken into account in identifying board nominees.  We believe that we have a very diverse board of directors in terms of previous business experience and educational and personal background of the members of our board.

Indemnification

Our certificate of incorporation provides that we must indemnify our officers, directors, and certain others to the fullest extent permitted by the General Corporation Law of Delaware (“DGCL”). Section 145 of the DGCL provides that we, as a Delaware corporation, are empowered, subject to certain procedures and limitations, to indemnify any person against expenses (including attorney’s fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending, or completed action, suit, or proceeding (including a derivative action) in which such person is made a party by reason of his being or having been a director, officer, employee, or agent of the Company (each, an “Indemnitee”); provided that the right of an Indemnitee to receive indemnification is subject to the following limitations: (i) an Indemnitee is not entitled to indemnification unless he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful, and (ii) in the case of a derivative action, an Indemnitee is not entitled to indemnification in the event that he is judged to be liable to the Company (unless and only to the extent that the court determines that the Indemnitee is fairly and reasonably entitled to indemnification for such expenses as the court deems proper). The statute provides that indemnification pursuant to our provisions is not exclusive of other rights of indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders, or disinterested directors, or otherwise.

Pursuant to Section 145 of the DGCL, we have a $5,000,000 director’s and officer’s liability insurance policy on behalf of our present and former directors and officers against any liability asserted against or incurred by them in such capacity or arising out of their status as such.

In accordance with Section 102(b)(7) of the DGCL, our certificate of incorporation eliminates personal liability of our directors to the Company or our stockholders for monetary damages for breach of their fiduciary duties as a director, with certain limited exceptions set forth in Section 102(b) (7) of the DGCL.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

DIRECTOR AND EXECUTIVE COMPENSATION

The following summary compensation table indicates the cash and non-cash compensation earned during the fiscal years ended December 31, 2010, 2009, and 2008 by (i) our Chief Executive Officer (principal executive officer), (ii) our Chief Financial Officer (principal financial officer), (iii) the three most highly compensated executive officers other than our CEO and CFO who were serving as executive officers at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during such fiscal year ends, and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during such fiscal year ends.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity Incentive Plan Comp- ensation ($)	Non- qualified Deferred Comp- ensation Earnings ($)	All Other Comp- ensation ($)		Total ($)
Dean R. Marks,	2010	$185,385	(3)	$-	$-	$84,378	$-	$-	$18,413	(4)	$288,176
Chairman of the	2009	$184,231	(3)	$-	$-	$24,104	$-	$-	$21,392	(4)	$229,727
Board and CEO	2008	$158,077		$-	$-	$-	$-	$-	$-		$158,077

Miguel de Anquin,	2010	$185,385	(3)	$-	$-	$84,378	$-	$-	$18,413	(4)	$288,176
President, Corporate	2009	$184,231	(3)	$-	$-	$24,104	$-	$-	$21,392	(4)	$229,727
Secretary, and	2008	$153,462		$-	$-	$-	$-	$-	$-		$153,462

Frank J. Sansone,	2010	$180,000		$-	$22,917	$205,173	$-	$-	$9,857	(6)	$417,947
CFO (5)	2009	$24,231		$-	$-	$9,768	$-	$-	$-		$33,999
	2008	$-		$-	$-	$-	$-	$-	$-		$-

Stephen Clevett, COO	2010	$157,423		$64,089	$9,285	$128,032	$-	$-	$18,257	(8)	$377,086
(7)	2009	$152,885		$10,000	$-	$66,390	$-	$-	$18,181	(8)	$247,456
	2008	$46,153		$-	$-	$-	$-	$-	$2,585	(8)	$48,738

(1)
Reflects dollar amount expensed by the Company during the applicable fiscal year for financial statement reporting purposes pursuant to FASB ASC 805.  The Company determines the overall value of the stock award as of the date of grant, and then expenses that value over the service period over which the stock award becomes exercisable (vested).  As a general rule, for service-based stock awards, the Company will immediately expense any stock award or portion thereof that is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the stock award.

(2)
Reflects dollar amount expensed by the Company during the applicable fiscal year for financial statement reporting purposes pursuant to FASB ASC 805.  The Company determines the overall value of the options as of the date of grant, and then expenses that value over the service period over which the options becomes exercisable (vested).  As a general rule, for service-based options, the Company will immediately expense any option or portion thereof that is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option.

(3)	The amount shown includes $4,231 that was earned during the 2009 fiscal year and $5,385 that was earned in the 2010 fiscal year as a result of an extra pay period during the year.

(4)
For 2010, the amount shown represents a $17,333 payment for health insurance and an $1,080 automobile allowance.  For 2009, the amount shown represents a $12,560 pay-out for sick leave, an $8,400 automobile allowance, and $432 in life insurance premiums paid for the named executive officer.

(5)	Mr. Sansone was appointed as our Chief Financial Officer on November 5, 2009.

(6)	For 2010, the amount shown represents a $9,857 payment for health coverage.

(7)	Mr. Clevett was appointed as our Chief Operating Officer on February 7, 2011.

(8)
For 2010, the amount shown represents a $9,857 payment for health coverage and an $8,400 automobile allowance.  For 2009, the amount shown represents a $9,463 payment for health coverage and an $8,718 automobile allowance.  For 2008, the amount represents a $2,585 automobile allowance.

Grants of Plan-Based Awards

		Estimated Future payment under Non-Equity Incentive Plan Awards			Estimated Future payments under Equity Incentive Plan Awards			All Other Stock Awards: Number of		All Other Option Awards: Number of Securities		Exercise or Base Price	Grant Date Fair Value
Name	Grant Date	Thres- hold ($)	Target ($)	Max- imum ($)	Thres- hold ($)	Target ($)	Max- imum ($)	Shares of Stock or Units (#)		Underlying Options (#)		of Option Awards ($/Sh)	of Stock Option Awards (1)
Frank Sansone	2/19/10	$-	$-	$-	$-	$-	$-	-		150,000	(2)	$2.20	$52,000
Frank Sansone	2/19/10	$-	$-	$-	$-	$-	$-	50,000	(3)	-		$-	$30,000
Stephen Clevett	5/14/10	$-	$-	$-	$-	$-	$-	25,000	(4)	-		$-	$9,000

(1)	Reflects dollar amount expensed by the Company during the applicable fiscal year for financial statement reporting purposes pursuant to ASC 805.

(2)	The vesting schedule for these options is as follows: 25% on each of the 1st, 2nd, 3rd, and 4th year anniversary of the grant date.

(3)	The vesting schedule for this stock award is as follows: 25% on each of the 1st, 2nd, 3rd, and 4th year anniversary of the grant date.

(4)	The vesting schedule for this stock award is as follows: one-third on each of the 1st, 2nd, and 3rd year anniversary of the grant date.

Employment Agreements

The following are summaries of our employment agreements with our executive officers whose compensation is listed in the Summary Compensation Table above.

The Company entered into an Employment Agreement with Frank Sansone on November 5, 2009 in connection with his services as Chief Financial Officer over a four-year term.  Mr. Sansone’s compensation consists of an annual base salary of $180,000 and options granted under the Company’s 2008 Equity Incentive Plan to purchase an aggregate 250,000 shares of the Company’s common stock, exercisable at a price equal to the closing price of the Company’s common stock on the day the Board of Directors approves the option grant.  The stock options vest 25% per year for each year of employment from the date of grant. A sale of over 50% of the Company’s common stock to a third party will trigger accelerated vesting where the portion that would have vested at the next annual anniversary of the grant date will vest in full on the date of the triggering event. The Company agreed to indemnify Mr. Sansone against any claims arising from his services as Chief Financial Officer unless such claims are due to his gross negligence or misconduct.  The Company may terminate the Employment Agreement without cause upon a triggering event.  In the event the Company terminates Mr. Sansone without cause after the first 90 days of employment, Mr. Sansone is entitled to a severance payment equal to six months of his annual compensation.  Mr. Sansone agreed not to enter into any business with operations that compete directly with the Company for a period of three years after his employment agreement terminates.

The Company entered into an Employment Agreement with Dean R. Marks on May 17, 2010 for his services as President and Chief Executive Officer.  The term of his agreement ends on August 21, 2013.  Mr. Marks’ total annual salary is $180,000 and options granted under the Company’s 2008 Equity Incentive Plan to purchase an aggregate 46,312 shares of the Company’s common stock.  The stock options vest 20% per year for each year of employment from the date of grant.  He is to receive additional compensation in the form of, and based on, the following: (i) 0.5% of the Company’s annual earnings before interest, taxes, depreciation, and amortization (“EBITDA”) in excess of $200,000 if the Company’s annual EBITDA margin is less than 5%, and (ii) 1.5% of the Company’s annual EBITDA in excess of $200,000 if the Company’s annual EBITDA margin is greater than 5%, both forms of additional compensation of which is due to Mr. Marks within 90 days of the Company’s fiscal year-end and which payments will be accelerated upon a sale of the Company, merger involving the Company, or public offering of the Company’s securities.  Mr. Marks is entitled to a severance payment of $90,000 upon termination by the Company without cause if such termination occurs between December 31, 2010 and the expiration of the agreement.

On May 17, 2010, we entered into an employment agreement with Miguel de Anquin to serve as our Chief Operating Officer and Corporate Secretary, a copy of which was filed with Amendment No. 1 to our Registration Statement on Form S-1 on May 28, 2010.  Under this agreement, Mr. de Anquin’s total annual salary is $180,000, and he is to receive additional compensation in the form of, and based on, the following: (i) 0.5% of our annual EBITDA in excess of $200,000 if the annual EBITDA margin is less than 5%, and (ii) 1.5% of our annual EBITDA in excess of $200,000 if the annual EBITDA margin is greater than 5%, both forms of additional compensation of which is due to Mr. de Anquin within 90 days of our fiscal year-end and which payments will be accelerated in a year in which a change of control of the Company occurs such that a portion of the payment due for that year is due upon the change of control calculated as of the first day of such year and through the date of the change of control.  Mr. de Anquin is entitled to a severance payment of $90,000 upon termination by the Company without cause if such termination occurs between December 31, 2010 and the expiration of the agreement, which is set at August 21, 2013.  These terms continue to be in force for Mr. de Anquin’s promotion from Chief Operating Officer to President.

On March 31, 2010, we entered into an amended employment agreement with Stephen Clevett while he was our Executive Vice President.  Under this agreement, Mr. Clevett’s total annual salary is $160,000.  For the 2009 fiscal year, the agreement calls for a cash bonus of $20,000.  For the 2010 fiscal year, the agreements calls for a cash bonus of $20,000 if the Company successfully completed a secondary public offering or alternative offering in an amount of at least $8 million during the year.  Terms for any bonuses to be paid for years subsequent to 2010 are to be set forth in a separate agreement.  Mr. Clevett also receives commissions under this agreement in the amount of $0.015 per each recognized U.S. dollar revenue for U.S. projects over 1 megawatt in size that he participates in, and commissions in the amount of $0.0075 per each recognized U.S. dollar revenue for U.S. projects less than 1 megawatt in size that he participates in, but limited to $80,000 in aggregate annual commissions.  If Mr. Clevett meets the $80,000 aggregate annual commission limitation in a year, he will be eligible to receive a grant of 20,000 shares of our common stock vesting over a 4-year period, subject to approval by our board of directors.   Pursuant to the agreement, he received options to purchase 100,000 shares of our common stock vesting over 4 years and a stock award of 25,000 shares of common stock vesting over 3 years.  The bonuses and commissions due to Mr. Clevett will be accelerated upon a sale of at least 50% of the Company, a merger in which the Company loses a controlling interest, or a sale of an amount of shares equal to or in excess of 50% of the then-outstanding shares of common stock.  Mr. Clevett is entitled to a severance payment of $80,000 upon termination by the Company without cause, plus bonuses for such applicable year and all commissions earned through 6 months following the termination date, and any unvested portions of granted options and stock awards shall immediately vest upon such termination.  The initial term of this agreement expired on December 31, 2010 but automatically extended to a 1-year term and automatically extends in 1-year terms unless and until either Mr. Clevett or the Company provides 30 days’ written notice to the other party terminating the agreement.  These terms continue to be in force for Mr. Clevett’s promotion from Executive Vice President to President.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that have Not Vested (#)
Dean Marks	33,572	(1)	50,360	(1)	-	$4.675	1/9/19	-		$-	-		$-
Miguel de Anquin	33,572	(1)	50,360	(1)	-	$4.675	1/9/19	-		$-	-		$-
Frank Sansone	62,500		187,500	(2)	-	$2.90	11/5/19	-		$-	-		$-
Frank Sansone	37,500		112,500	(3)	-	$2.90	2/19/20	-		$-	-		$-
Frank Sansone	-		-		-	$-	-	50,000	(4)	$55,000	50,000	(4)	$-
Stephen Clevett	25,000		75,000	(5)	-	$3.000	12/1/19	-		$-	-		$-
Stephen Clevett	-		-		-	$-	-	25,000	(6)	$27,500	25,000	(6)	$-

(1)	20% of this named executive officer’s options vest(ed) on January 1, 2010, January 1, 2011, January 1, 2012, January 1, 2013, and January 1, 2014.

(2)	25% of this named executive officer’s options vest(ed) on November 5, 2010, November 5, 2011, November 5, 2012, and November 5, 2013.

(3)	25% of this named executive officer’s options vest(ed) on February 19, 2011, February 19, 2012, February 19, 2013, and February 19, 2014.

(4)
On February 19, 2010, this named executive officer was granted a 50,000 stock award that vests/vested according to the following schedule: 25% on February 19, 2011, February 19, 2012, February 19, 2013, and February 19, 2014.

(5)	25% of this named executive officer’s options vest(ed) on December 1, 2010, December 1, 2011, December 1, 2012, and December 1, 2013.

(6)	On May 15, 2010, this named executive officer was granted a 25,000 stock award that vests/vested according to the following schedule: one-third on May 15, 2011, May 15, 2012, and May 15, 2013.

Director Compensation

The following table provides compensation information for our directors during the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-equity Incentive Plan Compensatio	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Dean Marks (2)	$-	$-	$-	$-	$-	$-	$-
Miguelde Anquin (2)	$-	$-	$-	$-	$-	$-	$-
Kevin Murray	$26,000	$58,333	$-	$-	$-	$-	$84,333
Robert Medearis	$26,000	$58,333	$-	$-	$-	$-	$84,333
Tommy Ross	$26,000	$41,438	$-	$-	$-	$-	$67,438

(1)
Reflects dollar amount expensed by the Company during the applicable fiscal year for financial statement reporting purposes pursuant to FASB ASC 805.  The Company determines the overall value of the stock award as of the date of grant, and then expenses that value over the service period over which the stock award becomes exercisable (vested).  As a general rule, for time in service-based stock awards, the Company will immediately expense any stock award or portion thereof that is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the stock award.

(2)	This individual’s compensation as a director is reflected in the Summary Compensation Table above.

On December 19, 2008, the Company entered into an Amended and Restated Agreement to Serve as Member of the Board of Directors with Kevin Murray for his services as director.  Pursuant to the terms of the agreement, Mr. Murray agreed to serve on the Board until October 15, 2011, such term being subject to re-election at our subsequent annual meeting of shareholders.  Mr. Murray is required to attend at least two Board meetings via teleconference and at least two Board meetings in person per year.  Mr. Murray received/will receive 50,000 shares of our common stock according to the following schedule: (i) 16,500 common stock shares after the first year of service on the Board, (ii) 16,500 common stock shares after the second year of service on the Board, and (iii) 17,000 common stock shares after the third year of service on the Board.  On March 25, 2010, the Company and Mr. Murray entered into a Second Amended and Restated Agreement to Serve as Member of the Board of Directors to revise the cash compensation paid to Mr. Murray for his service on the Board of Directors.  The new cash compensation is as follows: (i) $2,500 per Board meeting attended in person or by telephone and (ii) $1,000 per month.  Meetings attended by telephone for which $2,500 compensation is due must be a meeting considered, at the Company’s sole discretion, to be of substantive significance and not incidental to Mr. Murray’s role as a director. On September 7, 2011, Mr. Murray notified us of his intention not to stand for re-election at the 2011 annual meeting of stockholders.

On December 19, 2008, the Company entered into an Amended and Restated Agreement to Serve as Member of the Board of Directors with Robert Medearis for his services as a director.  Pursuant to the terms of the agreement, Mr. Medearis agreed to serve on the Board until October 15, 2011, such term being subject to his re-election at the our subsequent annual meeting of shareholders.  Mr. Medearis is required to attend at least two Board meetings via teleconference and at least two Board meetings in person per year.  Mr. Medearis received/will receive 50,000 shares of our common stock according to the following schedule: (i) 16,500 common stock shares after the first year of service on the Board, (ii) 16,500 common stock shares after the second year of service on the Board, and (iii) 17,000 common stock shares after the third year of service on the Board.  On March 25, 2010, the Company and Mr. Medearis entered into a Second Amended and Restated Agreement to Serve as Member of the Board of Directors to revise the cash compensation paid to Mr. Medearis for his service on the Board of Directors.  The new cash compensation is as follows: (i) $2,500 per Board meeting attended in person or by telephone and (ii) $1,000 per month.  Meetings attended by telephone for which the $2,500 compensation is due must be a meeting considered, at the Company’s sole discretion, to be of substantive significance and not incidental to Mr. Medearis’ role as a director.  Additionally, the new agreement no longer provides for Andrew Hargadon as Mr. Medearis’ designee authorized to attend meetings of the Board in Mr. Medearis’ absence.

On March 23, 2009, the Company entered into a Director Agreement with Tommy Ross for his services as a director.  Pursuant to the terms of the agreement, Mr. Ross agreed to serve on the Board until March 11, 2011, such term being subject to re-election at our subsequent annual meeting of shareholders.  Mr. Ross is required to attend at least two Board meetings via teleconference and at least two Board meetings in person per year.  Mr. Ross received/will receive 50,000 shares of our common stock according to the following schedule: (i) 16,500 common stock shares after the first year of service on the Board, (ii) 16,500 common stock shares after the second year of service on the Board, and (iii) 17,000 common stock shares after the third year of service on the Board.  On March 25, 2010, the Company and Mr. Ross entered into an Amended and Restated Director Agreement to revise the cash compensation paid to Mr. Ross for his service on the Board of Directors.  The new cash compensation is as follows: (i) $2,500 per Board meeting attended in person or by telephone and (ii) $1,000 per month.  Meetings attended by telephone for which the $2,500 compensation is due must be a meeting considered, at the Company’s sole discretion, to be of substantive significance and not incidental to Mr. Ross’ role as a director.  On March 14, 2011, the Company and Mr. Ross entered into a Second Amended and Restated Director Agreement to renew Mr. Ross’ term as a director through October 15, 2011.

On August 11, 2011, the Company entered into an Advisory Agreement with Hernan Martinez to act as an advisor to the Board on a consulting basis.   Mr. Martinez is required to attend at least one Board meeting via teleconference and at least three Board meetings in person per year.  Mr. Martinez will receive 50,000 shares of our common stock according to the following schedule: (i) 16,500 common stock shares after the first year of service as Advisor, (ii) 16,500 common stock shares after the second year of service as Advisor, and (iii) 17,000 common stock shares after the third year of service as Advisor.  The cash compensation is as follows: (i) $2,500 per Board meeting attended in person or by telephone and (ii) $1,000 per month.  If elected to the Board at the annual meeting, this Advisory Agreement will expire.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of September 12, 2011, for each of the following persons:

•	each of our directors and each of the named executive officers;

•	all directors and named executive officers as a group; and

•	each person who is known by us to own beneficially 5% or more of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC.  Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name.  Unless otherwise indicated, the address of each beneficial owner listed below is 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762.  The percentage of class beneficially owned set forth below is based on 29,299,209 shares of common stock outstanding on September 12, 2011.

	Number of Shares of
	Common Stock Beneficially		% of Shares of Common
Name and Position	Owned (1)		Stock Beneficially Owned (1)
Dean R. Marks, Chairman of the Board and Chief Executive Officer	11,322,187	(2)	38.6%
Miguel de Anquin, President, Corporate Secretary, and Director	6,818,210	(3)	23.2%
Frank Sansone, Chief Financial Officer	154,700	(4)		*
Stephen Cleavett, Chief Operating Officer	73,333	(5)		*
Robert Medearis, Director	66,750	(6)		*
Tommy Ross, Director	55,440	(7)		*
Hernan Martinez, Director Nominee	0			*
5% Stockholders:
Bjorn Persson	2,574,272	(8)	8.8%
Genesis Capital Advisors, LLC (9)	1,580,598		5.4%
Vision Opportunity Master Fund, Ltd. (10)	2,926,991	(11)	9.99	%(11)
All Executive Officers and Directors/Director Nominee as a Group
(7 persons)	18,490,620		62.6%

* Less than 1%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(2)
This number includes 33,572 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on January 9, 2009, 200 shares of common stock held by the stockholder’s wife, 10,800 shares of common stock issuable upon exercise of stock options that were granted to this stockholder’s wife on January 9, 2009, and 3,250 shares of common stock issuable upon exercise of stock options that were granted to this stockholder’s wife on February 19, 2010.

(3)	This number includes 33,572 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on January 9, 2009.

(4)
This number includes 62,500 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on November 5, 2009 and 37,500 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on February 19, 2010.

(5)
This number includes 40,000 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on January 9, 2009, 25,000 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on December 1, 2009, and 8,333 shares of common stock that vested from an award of stock granted to this stockholder on May 14, 2010.

(6)	This number includes 3,750 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on February 19, 2010.

(7)
This number includes 3,750 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on February 19, 2010, 3,130 shares of common stock held by the shareholder’s daughter, 640 shares of common stock held in joint tenancy with the shareholder’s son, and 370 shares of common stock held in the stockholder’s IRA account.

(8)	This number includes 27,146 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on January 9, 2009.

(9)
The address for this stockholder is 15760 Ventura Blvd., Suite 1550, Encino, CA 91436. Ronald Andrikian and Charles Gilreath, as the members of this stockholder, have shared dispositive and voting power over these securities and may be deemed to be the beneficial owner of these securities.

(10)
The address for this stockholder is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9007, Cayman Islands.  Adam Benowitz, as the managing member of Vision Capital Advisors, LLC, the investment advisor to this stockholder, has dispositive and voting power over these securities and may be deemed to be the beneficial owner of these securities.

(11)
This number includes 2,178,000 shares of common stock and 748,991 shares of common stock issuable upon conversion of 748,991 shares of our Series A Preferred Stock, which are presently convertible.  This number does not include (i) 2,751,009 shares of common stock underlying its shares of Series A Preferred Stock, (ii) 2,800,000 shares of common stock underlying its shares of Series B Preferred Stock, or (iii) 1,600,000 shares of common stock underlying an option to purchase such shares because each of these securities held by the stockholder contains a restriction on conversion or exercise, as the case may be, limiting such holder’s ability to convert or exercise to the extent that such conversion or exercise would cause the beneficial ownership of the holder, together with its affiliates, to exceed 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock as a result of a conversion or exercise. The stockholder may waive this limitation upon 61 days’ notice to the Company.  As of September 14, 2011, however, the Company has not received any such notice.

Change in Control

To the knowledge of management, there are no present arrangements or pledges of securities of our company that may result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no reportable related party transactions since January 1, 2010.

STOCKHOLDER PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy statement and form of proxy for presentation at next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our principal executive offices at 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762, Attn: Corporate Secretary, no later than April 1, 2012.  Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy statement and form of proxy must give us notice by April 18, 2012. If the date of next year’s annual meeting is moved more than 30 days before or 30 days after the anniversary of this year’s meeting, then notice of such proposal must be received no later than the close of business on the later of (i) the date 90 days prior to the meeting, and (ii) the date 10 days after public announcement of the meeting date. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the SEC.

No proposals have been submitted by stockholders for consideration at the 2011 annual meeting.   Stockholder proposals for the 2011 annual meeting must be received no later than the close of business on October 23, 2011.  Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxy in this proxy statement and attached proxy card.

SOLICITATION

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

FORM 10-K – ANNUAL REPORT

Enclosed herewith is our Annual Report on Form 10-K for our fiscal year ended December 31, 2010 and an amendment thereto. Additional copies may be requested in writing.  Such requests should be submitted to Frank J. Sansone, Chief Financial Officer, Premier Power Renewable Energy, Inc., 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762.  Exhibits to the Form 10-K and amendment will also be provided upon specific request.  The materials will be provided without charge.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2011 annual meeting.  If any other matters are properly brought before the meeting, Dean R. Marks, as proxy, will vote on such matters in accordance with his best judgment.

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